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[COLONIAL FLAG LOGO]
Colonial           All sections of this application     Colonial Asset Builder
Mutual Funds       must be filled out in order to       Account Application
P.O. Box 1722      open a Colonial Asset Builder account.
Boston, Massachusetts
02105-1722         For personal service call 1-800-345-6611.

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Account Registration

Individual: Your name, Social Security Number, U.S. Citizen Status.
Joint Tenant: All names, One Social Security Number, One U.S. Citizen Status. Uniform Gift to Minors: Names of Custodian and Minor, Minor's Social Security
                        Number, Minor's U.S. Citizen Status.
Trust: Trustee and Trust, including Date, Trust's Taxpayer I.D. Number. Corporation, Association, Partnership: Full Name, Taxpayer I.D. Number.

I want to reduce my sales charge and set up a Colonial Asset Builder account.

Name of Fund

__The Colonial Fund      ___Colonial Growth Shares Fund


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Name of Account Owner

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Name of Account Owner

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Street Address

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Street Address

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City       State        Zip

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Account Owner's Date of Birth
(optional)

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Account Owner's Date of Birth
(optional)

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Area Code    Daytime phone number


Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, specify country of permanent
 residence

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Social Security Number or Taxpayer I.D.
 Number
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Initial Investment Amount

Initial Investment must be at least $1,000 and cannot exceed $4,000.

__  Check enclosed for  $______________ payable to the designated Fund

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Statement of Intent

I intend to invest in the designated Fund by Fundamatic $________________ (25% of Initial Investment Amount) per month for 48 consecutive months. An additional sales charge of 1% will be assessed on Colonial Asset Builder account purchases and the program will be terminated if I miss any four monthly investments.

Example: If Initial Investment is $1,000, your monthly Fundamatic investment would be $250.

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Fundamatic/Bank Checking Account Information

With Fundamatic, the amount you specify is automatically transferred from your bank checking account to a Colonial fund to help you save automatically. To sign up for Fundamatic, attach a blank check marked "VOID" and complete the sections below. It may take up to 30 days to establish this privilege.

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Name on Bank Account

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Bank's Name

___________________________________
City      State         Zip

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Bank Account Number

___________________________________
Bank's Street Address

___________________________________
Correspondent Bank

Amount of Fundamatic (same as above) $________

Date of Withdrawal: __5th or __20th

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Authorization to honor draws by Colonial Investors Service Center

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Bank's Name

___________________________________
Bank's Street Address

___________________________________
City      State        Zip

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Bank Account Number

I authorize Colonial to draw on my bank account by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.


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Depositors Signature EXACTLY as Appearing on Bank Records

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If Joint Account, Joint Depositor's Signature

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Signature and Certification

Each person signing on behalf of an entity represents that his or her actions are authorized.

I have received and read the designated Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance.

I certify, under penalties of perjury, that:

(1) The Social Security Number or Taxpayer I.D. Number provided is correct.

Note: Cross out 2(a) or 2(b) below if either are not true in your case.

(2) I am not subject to 20% backup withholding because (a) I have not been notified that I am subject to back-up withholding or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If you are not signing as an individual, state your title or capacity. It is agreed that the designated Fund, all Colonial companies, and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

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Signature                     Date

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Signature                     Date

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Title or Capacity, if Applicable

_______________________________________________
Title or Capacity, if Applicable
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Financial Service Firm Authorization and Information

For Financial Service Firm Only:


To be completed by a Representative of your financial service firm.

We submit this application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc., the Fund's prospectus, and this application. This application has been completed in accordance with the instructions of the applicant.

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Name of Financial Service Firm

_____________________________________
Main Office Address

_____________________________________
City         State        Zip

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Authorized Signature

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Registered Representative's Name

_____________________________________
Representative's Number

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Branch Phone Number

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Financial Service Firm Account Number
for Client

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Branch Office Location

_____________________________________
Branch Office Number
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Special Conditions

All distributions will be reinvested in the designated Fund without a sales charge. The following services are not available on Colonial Asset Builder accounts until the end of the program:

Statement of Intent                      Telephone Redemption
Automatic Dividend Diversification       Right of Accumulation
Exchange Privilege*                      Systematic Withdrawal Plan
$25,000 Fast Cash                        Colonial Cash Connection
Share Certificates

*Exchanges may be made to other Colonial funds offering Colonial Asset Builder.

Additional deposits to your Colonial Asset Builder account will not be accepted and will be returned to you. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by the shareholder by written notice of 30 business days prior to the due date of any draw.
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To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Colonial Management Associates, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.